INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2013
Income Tax Expenses Benefit [Abstract]
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
Components of net deferred tax assets, including a valuation allowance, are as follows at December 31:
	2013	2012
Deferred tax assets:
Net operating loss carry forward	$462,684	$99,987
Less: valuation allowance	(462,684)	(99,987)
Net deferred tax assets	$-	$-